UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report – October 26, 2009

CH ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-30512	14-1804460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue, Poughkeepsie, New York	12601-4839
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 452-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2009, Registrant issued its third quarter 2009 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

This information is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.
(Registrant)

By:	/s/ Kimberly J. Wright
KIMBERLY J. WRIGHT
Vice President - Accounting and Controller

Dated:  October 26, 2009

Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued October 26, 2009, relating to its third quarter 2009 earnings.